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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 31, 2004
                                                          --------------

                         CITIZENS & NORTHERN CORPORATION
                         -------------------------------
             (Exact name of registrant as specified in its charter)

        Pennsylvania                       0-16084               23-2451943
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(State or other jurisdiction            (Commission           (I.R.S. Employer
of incorporation)                       File Number)         Identification No.)

90-92 Main Street, Wellsboro, PA                                  16901
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(Address of Principal Executive Office)                         (Zip Code)


Registrant's telephone number, including area code   (570) 724-3411
                                                     --------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits.

         Exhibit 99.1: Press Release issued by Citizens & Northern Corporation dated April 9, 2004, titled "C&N Announces First Quarter 2004 Unaudited Financial Results."

         Exhibit 99.2: Quarterly Report, which includes unaudited financial information.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Citizens & Northern Corporation announced the unaudited, consolidated financial results for Citizens & Northern Corporation and subsidiaries for the first quarter 2004. On April 9, 2004, Citizens & Northern Corporation issued a press release titled "C&N Announces First Quarter 2004 Unaudited Financial Results," a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Also on April 9, 2004, Citizens & Northern Corporation completed its "Quarterly Report," a report that includes unaudited financial information. The Quarterly Report will be mailed to shareholders with the quarterly dividend checks to be issued April 20, 2004. A copy of the Quarterly Report is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


                             CITIZENS & NORTHERN CORPORATION

Date:  4/9/04                By: /s/ Craig G. Litchfield
                                 -----------------------
                                 Chairman, President and Chief Executive Officer